[USAA logo appears here. (R)]





               USAA BALANCED
                         STRATEGY Fund






                        [Image appears here.]







           Annual Report

--------------------------------------------------------------------------------
           May 31, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS'  COMMENTARY ON THE FUND                                9

      PORTFOLIO HIGHLIGHTS                                            15

      FINANCIAL INFORMATION

         Distributions to Shareholders                                16

         Independent Auditors' Report                                 17

         Portfolio of Investments                                     18

         Notes to Portfolio of Investments                            25

         Statement of Assets and Liabilities                          26

         Statement of Operations                                      27

         Statements of Changes in Net Assets                          28

         Notes to Financial Statements                                29

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
      EQUITY                    MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
 Aggressive Growth*             Money Market             Extended Market Index

   Capital Growth           Tax Exempt Money Market       Global Titans Index

  Emerging Markets        Treasury Money Market Trust       Nasdaq-100 Index

 First Start Growth          State Money Market              S&P 500 Index

       Gold
                          ------------------------------------------------------
      Growth                    TAXABLE BOND               ASSET ALLOCATION
                          ------------------------------------------------------
  Growth & Income                GNMA Trust               Balanced Strategy

    Income Stock          High-Yield Opportunities       Cornerstone Strategy

    International                  Income               Growth and Tax Strategy

Science & Technology       Intermediate-Term Bond           Growth Strategy

   Small Cap Stock            Short-Term Bond               Income Strategy

     World Growth         ------------------------
                               TAX-EXEMPT BOND
                          ------------------------
                                  Long-Term

                             Intermediate-Term

                                 Short-Term

                              State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

*CLOSED TO NEW INVESTORS.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours





               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA BALANCED STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and
Vice Chairman of the Board, Christopher
W. Claus, appears here.]                       "AS AN INVESTOR MYSELF, I KNOW
                                               HOW OVERWHELMING IT CAN BE TO
                                               MAKE SMART INVESTMENT DECISIONS
                                               IN VOLATILE MARKET CONDITIONS."



--------------------------------------------------------------------------------

               Since our last annual report, one thing has become very clear: We are facing one of the most challenging investment climates in several years. The slowing effects of 1999's higher interest rate environment on our economy, the swift, steep fall of technology stocks, and the evaporation of corporate earnings in several sectors have undoubtedly received a great deal of attention from media, investment companies, and economists alike--maybe a bit too much attention.

               As an investor myself, I know how overwhelming it can be to make smart investment decisions in volatile market conditions. It's a challenge for all investors--whether they invest in equity funds, fixed-income vehicles, or a combination of both. USAA Investments approaches this challenge the same way you and other investors do. Here are a few of the steps we take to deal with down markets.

 ...CONTINUED
--------------------------------------------------------------------------------

               WE LOOK FOR OPPORTUNITIES. We seek opportunities in EVERY market situation. For example, we look for companies with strong business fundamentals to invest in--companies that are best positioned to thrive when the economy improves--and take advantage of the low stock prices available in down markets.

               WE DIVERSIFY. We diversify our stock portfolios by investing in a wide range of sectors (basic materials, health care, technology, energy, consumer staples, etc.), and we diversify our overall investment portfolio by investing in both fixed-income and equity investments.

               WE MEASURE OUR PERFORMANCE. We believe it's important to provide strong performance to our members in ALL market conditions. One way we gauge our performance is through rankings of our funds by established financial bench-marking services. We are ranked by reputable financial information companies such as Morningstar, Inc., known for its Overall Morningstar Rating(TM) of mutual funds, and Lipper Analytical Services, a Reuters company that
               tracks  the   performance   of  more  than  47,000  mutual  funds
               worldwide.

               WE RELY ON INVESTMENT PROFESSIONALS. We depend on a team of highly qualified portfolio managers and securities analysts to research the markets and make sound buying and selling decisions, whether it's for an equity fund, fixed-income vehicle, money market instrument, or asset allocation fund.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               WE STAY FOCUSED ON OUR GOALS. We advise our investors that TIME IN the market is more effective than TIMING the market. What that really means is sticking to the goals you've set in your investment plan. Our goal is to offer competitive mutual fund products and services to shareholders who seek the long-term rewards of investing. This goal guides all of our actions.

               WE MAINTAIN A POSITIVE OUTLOOK. We keep current economic and market conditions in perspective and look for indications of positive changes ahead. For example, at this writing, the Federal Reserve Board (the Fed) had made five interest rate reductions of 0.5% each since the beginning of 2001. While we may still see the effects of the previous year's tightening cycle now, these reductions are designed to stimulate the economy and, as a result, may help bolster corporate profits and the financial markets.

               We at USAA Investments are committed to helping you determine, plan, and potentially reach your investment goals. As always, I appreciate the opportunity to serve you, and I thank you for your trust and continued business.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               PRESIDENT AND VICE CHAIRMAN OF THE BOARD



               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA BALANCED STRATEGY FUND


OBJECTIVE
--------------------------------------------------------------------------------

               High total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests   principally   in  stocks,   bonds,   and  money  market
               instruments.


--------------------------------------------------------------------------------
                                            5/31/01              5/31/00
--------------------------------------------------------------------------------
  Net Assets                            $185.0 Million       $148.2 Million
  Net Asset Value Per Share                 $15.25               $15.26


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 5/31/01
--------------------------------------------------------------------------------
  1 YEAR                    5 YEARS                  SINCE INCEPTION ON 9/1/95
   7.37%                    12.24%                            11.76%




               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW




                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund, the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index for the period of 9/1/95 through 5/31/01. The data points from the graph are as follows:

             USAA BALANCED        S&P 500          LEHMAN         LIPPER
             STRATEGY FUND         INDEX           INDEX          AVERAGE
             -------------        -------         --------        -------

09/01/95       $10,000            $10,000         $10,000         $10,000
11/30/95        10,060             10,840          10,382          10,530
05/31/96        10,637             12,117          10,262          11,194
11/30/96        11,734             13,858          11,012          12,281
05/31/97        12,686             15,684          11,115          13,066
11/30/97        13,823             17,809          11,844          14,409
05/31/98        14,820             20,493          12,328          15,705
11/30/98        14,548             22,026          12,963          16,187
05/31/99        15,950             24,803          12,865          17,256
11/30/99        17,222             26,628          12,958          17,674
05/31/00        17,649             27,399          13,136          18,158
11/30/00        16,891             25,503          14,132          18,036
05/31/01        18,950             24,509          14,859          18,255

DATA SINCE INCEPTION ON 9/1/95 THROUGH 5/31/01.



               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Balanced Funds Average is the average of all balanced funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index.

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the Portfolio
Managers appears here.]       From left to right: Timothy Beyer, CFA (Allocation
                              Manager and Stocks);

                              Pamela Bledsoe Noble, CFA (Money Market
                              Instruments);

                              and Paul H. Lundmark, CFA (Bonds).


--------------------------------------------------------------------------------

HOW DID THE USAA BALANCED STRATEGY FUND PERFORM?

               In an otherwise gloomy market, the USAA Balanced Strategy Fund performed well over the past year. For the one-year period ending May 31, 2001, the Fund's return was 7.37%. This compares to an average return of 0.92% for funds in the Lipper Balanced Funds category. The returns were a result of solid performance in both equity and fixed-income securities selections, as well as a more conservative mix between stocks and bonds. Our allocation to equities, which at the end of the year was 64% of net assets, returned 6.3% versus a -10.6% return for the S&P 500 Index. Our allocation to fixed-income securities returned 11.4% versus a 13.1% return for the Lehman Brothers Aggregate Bond Index.





               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


               REFER TO THE BOTTOM OF PAGE 8 FOR THE LIPPER AVERAGE, LEHMAN BROTHERS INDEX, AND S&P 500 INDEX DEFINITIONS.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THIS PERIOD?

               The  economy  slowed  significantly  over  the  past  12  months, particularly in capital spending on technology and telecommunications equipment. While it appears the economy will avoid a recession, there is no doubt corporate America is in a profits recession. For example, as of this writing, S&P 500 Index earnings were down an estimated 11.6% in the first quarter of 2001 and are expected to continue to decline at least through the third quarter. As a result, the Federal Reserve Board's (the Fed's) aggressive posture toward inflation at the beginning of 2000 gave way to fear of a rapidly weakening economy by the end of the year. Consequently, short-term interest rates fell rapidly during the first five months of 2001, leading most investors to believe that the economy may be positioned to bounce back in the second half of 2001 as the stimulative effect of lower interest rates kicks in. Many sectors of the economy, however, such as technology, show no signs of recovery and continue to bounce along the bottom.

               During this period of weakening corporate profitability, the S&P 500 Index was, not surprisingly, down 10.6%. However, the majority of stocks in the index were up during this period. The decline in the market averages was as narrow in breadth as the bull market was over the last few years; the large price swings were confined mainly to technology and telecommunications. The markets were characterized by a rapid shift from the once-giddy technology and telecommunications sectors to the more mundane and downtrodden "old economy" sectors. This shift occurred at a pace and magnitude not seen in a long time, if ever. While most Internet stocks declined some 80%--90%

 ...CONTINUED
--------------------------------------------------------------------------------

               from their highs, as evidenced by the Nasdaq Composite Index decline of nearly 38% over the last 12 months, stodgy old utilities thrived, up 20%. In all, for the one-year period ending May 31, S&P 500 Index sector returns looked something like this:

                  Technology                                  - 46%
                  Telecommunications                          - 26%
                  All other sectors                      Positive returns



WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

               Our asset allocation guidelines require us to maintain between 50% and 70% of your Fund's assets in equities. For the first seven months of the period we maintained a positive bias toward equities and kept our equity allocation close to the 70% limit. In December 2000, we lowered our equity weight to 60%, citing expensive valuations and rapidly deteriorating fundamentals in corporate profits. In hindsight, this has turned out to be an appropriate shift; however, as some equity valuations have declined and interest rates have fallen substantially, we are now becoming more bullish on equities again, relative to bonds. We increased our exposure to stocks to approximately 64% at the end of the period.


STOCKS
--------------------------------------------------------------------------------

               Our equity strategy for the USAA Balanced Strategy Fund is simple: buy stocks that offer the highest returns on a risk-adjusted basis in our universe while maintaining adequate diversification.




               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               During the year, we maintained a bias for high-quality stocks with attractive valuations while avoiding the more speculative areas of the market. Our financial stocks performed well during the year on the heels of lower interest rates and improving fundamentals, up 35% for the year. We used this opportunity to reduce our exposure to this area and reinvest in more attractively valued sectors of the market such as consumer staples and selected telecommunications holdings. Our utility holdings also performed well, up 34% off depressed valuations. We have also pared back our holdings here. And although our technology and telecommunications holdings returned -24% and -22% respectively, they outperformed their counterparts in the S&P 500 Index.

               In December, the fear existing in the technology sector and the economy as a whole gave us a rare opportunity to invest a large amount of your money in one of the world's greatest companies at a very attractive price--Microsoft. We made Microsoft our largest equity holding at that time, and it remains our largest equity position. Microsoft had all of the characteristics we look for in an equity investment--an attractive valuation, high levels of profitability, competitive advantages, a great balance sheet, opportunities for reinvestment, and strong management. It continues to exhibit all these characteristics, although valuation is not as attractive at $69 (as of the end of the period) as it was earlier this year at $43. Symantec, another technology stock we bought in December, was by far the largest contributor to performance during this period, doubling in the five months we have owned it. Symantec is the world's largest provider of antivirus software for personal computers. It remains a large holding in the portfolio.



               YOU CAN FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-24.

 ...CONTINUED
--------------------------------------------------------------------------------


BONDS
--------------------------------------------------------------------------------

               Because of our income orientation and risk/reward analysis, we continue to favor investments in the "spread" sectors of the bond market, such as corporate bonds and mortgage- and asset-backed securities, over Treasuries. While this investment style hurt us during the last half of 2000, it has resulted in the bond sector's outperforming its peers since the beginning of 2001. The difference in yields between the spread sectors and Treasuries has narrowed as investors' fears of a recession have diminished. Holdings that have done well over the past year include Imperial Bancorp and Waste Management. A stronger rated company (Comerica) acquired Imperial Bancorp, and Waste Management has improved its operations.


WHAT IS THE OUTLOOK?

               The economy continues to show some weakness; therefore, we think it is likely that the Fed will continue to lower rates. We have reduced our exposure to the financial sector, not only because of higher valuations but also because of the potential impact a weakening economy could have on credit quality. Similarly, we see the drug sector as a potential safe haven in these uncertain economic times. We also see the market offering us an opportunity to add several attractive telecommunications stocks that may have near-term earnings difficulties but the potential for considerable value. In regard to fixed-income securities, an economy that continues to moderate could result in non-Treasury securities' increasing in relative value.



               YOU CAN FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-24.

14

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               Given the significant bounce the market has had recently, we think investors are now waiting for confirmation of a stronger economy before stocks resume their upward trajectory. Until that time, equities may tread water. Having said that, we expect the economy to have a mildly positive response to the stimulative effects of the Fed's interest rate decreases during the next six to 12 months.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


    ----------------------------------
          TOP 10 EQUITY HOLDINGS
            (% OF NET ASSETS)
    ----------------------------------

    Microsoft Corp.               2.7%

    Symantec Corp.                1.8%

    AT&T Corp.                    1.7%

    Bristol-Myers Squibb Co.      1.7%

    Dover Corp.                   1.7%

    Sprint Corp. - FON Group      1.6%

    Textron, Inc.                 1.6%

    Genuine Parts Co.             1.5%

    Occidental Petroleum Corp.    1.4%

    American Home Products Corp.  1.3%

   -----------------------------------


                                ASSET ALLOCATION
                                    5/31/01

A pie chart is shown here depicting the Asset Allocation as of May 31, 2001 of the USAA Balanced Strategy Fund to be:

Stocks - 64.4%; Bonds - 32.6%; and Money Market Instruments - 6.7%.



     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

 YOU CAN FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-24.

16

DISTRIBUTIONS
--------------------------------------------------------------------------------
                                to SHAREHOLDERS


USAA BALANCED STRATEGY FUND


               The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2001. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2002.


                         --------------------------------------
                         Ordinary income*              $ .51305
                         Long-term capital gains         .59996
                                                       --------
                         Total                         $1.11301
                                                       ========
                         --------------------------------------


               23.89% of ordinary income distributions qualifies for deduction by corporations.

               Total equalization debit utilized this year was $583,000.



               * INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

INDEPENDENT
--------------------------------------------------------------------------------
                                AUDITORS' Report


KPMG

THE SHAREHOLDERS AND BOARD OF TRUSTEES

               USAA BALANCED STRATEGY FUND


               We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Balanced Strategy Fund, a series of the USAA Investment Trust, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Balanced Strategy Fund as of May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG LLP

               San Antonio, Texas
               July 3, 2001

18

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA BALANCED STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            STOCKS (64.4%)
            ADVERTISING/MARKETING (0.6%)
   19,400   TMP Worldwide, Inc.*                                        $  1,130
--------------------------------------------------------------------------------
            AUTO PARTS (2.4%)
   56,000   Gentex Corp.*                                                  1,753
   93,900   Genuine Parts Co.                                              2,683
--------------------------------------------------------------------------------
                                                                           4,436
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (2.2%)
   55,200   Fleet Boston Financial Corp.                                   2,296
   58,000   Popular, Inc.                                                  1,818
--------------------------------------------------------------------------------
                                                                           4,114
--------------------------------------------------------------------------------
            BANKS - MONEY CENTER (1.9%)
   39,800   Bank of America Corp.                                          2,358
    9,100   First Union Corp.                                                293
   18,850   J. P. Morgan Chase & Co.                                         927
--------------------------------------------------------------------------------
                                                                           3,578
--------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (0.9%)
   37,500   Fomento Economico Mexicano S.A. de C.V. ADR                    1,607
--------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (2.3%)
  104,700   AT&T Corp. "A"*                                                1,764
   14,000   Clear Channel Communications, Inc.*                              854
   63,000   USA Networks, Inc.*                                            1,629
--------------------------------------------------------------------------------
                                                                           4,247
--------------------------------------------------------------------------------
            CHEMICALS (0.5%)
   59,000   Lyondell Chemical Co.                                            976
--------------------------------------------------------------------------------
            CHEMICALS - SPECIALTY (0.9%)
  129,000   Hercules, Inc.                                                 1,723
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (1.4%)
    8,500   JDS Uniphase Corp.*                                              142
  113,528   Lucent Technologies, Inc.                                        895
   15,700   Nortel Networks Corp.                                            209
   36,700   Tellabs, Inc.*                                                 1,248
--------------------------------------------------------------------------------
                                                                           2,494
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA BALANCED STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (1.4%)
   38,900   Hewlett-Packard Co.                                         $  1,141
   12,900   IBM Corp.                                                      1,442
      600   Palm, Inc.*                                                        3
--------------------------------------------------------------------------------
                                                                           2,586
--------------------------------------------------------------------------------
            COMPUTER - PERIPHERALS (0.7%)
   20,800   Lexmark International, Inc.*                                   1,289
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (4.9%)
   72,500   Microsoft Corp.*                                               5,015
   46,500   Symantec Corp.*                                                3,285
   66,000   Unisys Corp.*                                                    788
--------------------------------------------------------------------------------
                                                                           9,088
--------------------------------------------------------------------------------
            CONTAINERS - PAPER (1.0%)
   46,300   Bemis, Inc.                                                    1,760
--------------------------------------------------------------------------------
            DRUGS (2.9%)
   36,100   Elan Corp.*                                                    2,084
   18,700   Merck & Co., Inc.                                              1,365
   32,500   Watson Pharmaceuticals, Inc.*                                  1,953
--------------------------------------------------------------------------------
                                                                           5,402
--------------------------------------------------------------------------------
            ELECTRIC UTILITIES (1.5%)
   33,300   TXU Corp.                                                      1,643
   34,900   XCEL Energy, Inc.                                              1,058
--------------------------------------------------------------------------------
                                                                           2,701
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (1.1%)
   89,000   American Power Conversion Corp.*                               1,446
   25,000   SCI Systems, Inc.*                                               590
--------------------------------------------------------------------------------
                                                                           2,036
--------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (0.2%)
    8,894   Agilent Technologies, Inc.*                                      298
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (1.3%)
   63,300   Intel Corp.                                                    1,710
   42,000   LSI Logic Corp.*                                                 769
--------------------------------------------------------------------------------
                                                                           2,479
--------------------------------------------------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA BALANCED STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            ENTERTAINMENT (1.3%)
   50,000   Fox Entertainment Group, Inc.  *                            $  1,305
   32,000   Walt Disney Co.                                                1,012
--------------------------------------------------------------------------------
                                                                           2,317
--------------------------------------------------------------------------------
            FINANCE - CONSUMER (2.1%)
   47,000   Countrywide Credit Industries, Inc. *                          1,820
   29,500   PMI Group, Inc.                                                2,059
--------------------------------------------------------------------------------
                                                                           3,879
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (0.9%)
   17,100   American Express Co.                                             721
   19,439   Citigroup, Inc.                                                  996
--------------------------------------------------------------------------------
                                                                           1,717
--------------------------------------------------------------------------------
            FOODS (2.0%)
   24,900   ConAgra Foods, Inc.                                              519
   32,800   H.J. Heinz Co.                                                 1,421
   95,600   Sara Lee Corp.                                                 1,801
--------------------------------------------------------------------------------
                                                                           3,741
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (4.2%)
   38,200   American Home Products Corp.                                   2,418
   59,400   Bristol-Myers Squibb Co.                                       3,222
   22,100   Johnson & Johnson, Inc.                                        2,143
--------------------------------------------------------------------------------
                                                                           7,783
--------------------------------------------------------------------------------
            HEALTH CARE - HMOS (1.1%)
   23,600   Wellpoint Health Networks, Inc.*                               2,048
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (1.1%)
   47,000   Clorox Co.                                                     1,628
    7,900   Kimberly-Clark Corp.                                             478
--------------------------------------------------------------------------------
                                                                           2,106
--------------------------------------------------------------------------------
            INSURANCE - LIFE/HEALTH (0.8%)
   48,000   UnumProvident Corp.                                            1,556
--------------------------------------------------------------------------------
            INSURANCE - PROPERTY/CASUALTY (1.1%)
   18,600   MBIA, Inc.                                                       981
   16,000   MGIC Investment Corp.                                          1,126
--------------------------------------------------------------------------------
                                                                           2,107
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA BALANCED STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            IRON & STEEL (0.3%)
   12,500   Nucor Corp.                                                 $    640
--------------------------------------------------------------------------------
            LEISURE TIME (0.8%)
   65,600   Royal Caribbean Cruises Ltd.                                   1,409
--------------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (1.7%)
   72,000   Dover Corp.                                                    3,052
--------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (2.4%)
   51,200   Textron, Inc.                                                  2,949
   25,600   Tyco International Ltd.                                        1,471
--------------------------------------------------------------------------------
                                                                           4,420
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (1.0%)
  111,300   Boston Scientific Corp.*                                       1,928
--------------------------------------------------------------------------------
            OIL - DOMESTIC INTEGRATED (1.4%)
   85,000   Occidental Petroleum Corp.                                     2,547
--------------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (2.6%)
   24,200   Chevron Corp.                                                  2,324
   15,216   Exxon Mobil Corp.                                              1,351
   15,600   Texaco, Inc.                                                   1,114
--------------------------------------------------------------------------------
                                                                           4,789
--------------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (0.2%)
    4,700   Anadarko Petroleum Corp.                                         294
--------------------------------------------------------------------------------
            RESTAURANTS (2.0%)
   75,100   McDonald's Corp.                                               2,274
   29,000   Tricon Global Restaurants, Inc.*                               1,325
--------------------------------------------------------------------------------
                                                                           3,599
--------------------------------------------------------------------------------
            RETAIL - BUILDING SUPPLIES (1.9%)
   17,800   Home Depot, Inc.                                                 877
   19,600   Lowe's Companies, Inc.                                         1,363
   58,600   Sherwin-Williams Co.                                           1,251
--------------------------------------------------------------------------------
                                                                           3,491
--------------------------------------------------------------------------------
            RETAIL - SPECIALTY APPAREL (0.5%)
   57,600   Intimate Brands, Inc.                                            872
--------------------------------------------------------------------------------

22

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA BALANCED STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            SERVICES - COMPUTER SYSTEMS (0.8%)
   35,100   Computer Sciences Corp.*                                    $  1,474
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.7%)
   62,100   Sprint Corp. - PCS Group *                                     1,366
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (3.5%)
  151,300   AT&T Corp.                                                     3,203
  141,800   Sprint Corp. - FON Group                                       2,880
   25,450   WorldCom, Inc.*                                                  454
--------------------------------------------------------------------------------
                                                                           6,537
--------------------------------------------------------------------------------
            TELEPHONES (1.1%)
   35,440   Verizon Communications, Inc.                                   1,944
--------------------------------------------------------------------------------
            TOBACCO (0.8%)
   27,800   Philip Morris Cos., Inc.                                       1,429
--------------------------------------------------------------------------------
            Total stocks (cost: $106,489)                                118,989
--------------------------------------------------------------------------------


PRINCIPAL                                                                 MARKET
   AMOUNT                                            COUPON                VALUE
    (000)   SECURITY                                  RATE    MATURITY     (000)
--------------------------------------------------------------------------------
            BONDS (32.6%)
 $  1,000   Agrium, Inc.                              8.25%  2/15/2011       996
    1,000   Amerco                                    7.20   4/01/2002       994
    1,000   American Health Properties, Inc.          7.50   1/15/2007       990
    2,000   ARG Funding Corp., Series 1999-1A         6.02   5/20/2005     2,038
    2,000   Calpine Canada Energy Finance             8.50   5/01/2008     2,010
    1,000   Capital One Financial Corp.               7.25   5/01/2006       966
    1,000   CIT Group, Inc.                           6.50   2/07/2006     1,013
    1,000   Coltec Industries,  Inc.                  7.50   4/15/2008     1,027
    1,000   Dominion Resources, Inc.                  8.13   6/15/2010     1,076
    1,000   Empire District Electric Co.              7.70  11/15/2004     1,050
    2,000   First Union Commercial Mortgage Trust II  6.60  11/18/2029     2,049
    1,000   First Union Corp.                         6.82   8/01/2026     1,038
    2,000   Ford Motor Credit Co. b                   7.38  10/28/2009     2,038
    1,000   GSMS 2001-Rock A2 a                       6.62   6/07/2011       995
    1,000   Heller Financial, Inc.                    6.00   3/19/2004     1,014
    1,000   Heller Financial, Inc.                    7.38  11/01/2009     1,032
    1,000   Household Finance Corp.                   8.00   5/09/2005     1,071

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA BALANCED STRATEGY Fund

May 31, 2001

PRINCIPAL                                                                 MARKET
   AMOUNT                                            COUPON                VALUE
    (000)   SECURITY                                  RATE    MATURITY     (000)
--------------------------------------------------------------------------------
 $  1,000   Imperial Bancorp                          8.50%  4/01/2009  $  1,083
    2,000   Limestone Electron Trust c                8.63   3/15/2003     2,084
    1,000   MCI Communications Corp.                  6.95   8/15/2006       993
    1,000   Merita Bank Ltd. (Finland)                6.50   1/15/2006     1,004
    1,000   Merrill Lynch & Co., Inc.                 6.50   7/15/2018       940
    1,000   Nationwide Health Properties,  Inc.       7.60   5/10/2007       918
    1,000   Nationwide Health Property, Inc. b        7.25   4/01/2002     1,018
    2,500   Osprey Trust, Osprey I, Inc. c            8.31   1/15/2003     2,577
    1,000   Pactiv Corp.                              7.20  12/15/2005       989
    1,000   Pan Pacific Retail Properties, Inc.       7.95   4/15/2011       978
    1,000   Peoples Energy Corp.                      6.90   1/15/2011       990
    1,000   Phillips Petroleum Co.                    8.50   5/25/2005     1,089
    2,000   Pinnacle One Partners, L.P.  c            8.83   8/15/2004     2,080
    1,000   Popular North America, Inc.               6.63  10/27/2002     1,018
    2,000   PSE&G Energy Holdings, Inc. c             8.63   2/15/2008     1,971
    1,500   Pulte Corp.                               8.38   8/15/2004     1,537
    1,000   Qwest Capital Funding, Inc. c             7.25   2/15/2011     1,003
    1,000   Safeway, Inc.                             7.50   9/15/2009     1,045
    1,000   Service Master Co.                        7.88   8/15/2009       941
    2,000   Sovereign Bancorp, Inc.                  10.25   5/15/2004     2,135
    1,000   Union Planters Bank, N.A.                 6.50   3/15/2018       948
    1,000   Washington Real Estate Investment Trust   7.25   8/13/2006     1,015
    1,000   Waste Management, Inc.                    6.13   7/15/2001     1,000
    1,000   Waste Management, Inc. b                  6.38  12/01/2003     1,000
    1,000   Waste Management, Inc.                    7.38   8/01/2010     1,005
    1,000   Federal National Mortgage Assn.           7.13   6/15/2010     1,070
      291   Federal National Mortgage Assn.,
              Series 1997-72 CA                       9.50   9/18/2023       302
      265   Federal National Mortgage Assn.,
              Series 1997-72 CB                       9.00   9/18/2023       273
      814   Federal National Mortgage Assn.,
              Series 1997-79 U                        9.00  11/18/2024       856
      364   Federal National Mortgage Assn.,
              Series 1997-89 N                        9.50  12/20/2022       382
      562   Federal National Mortgage Assn.,
              Series 1998-7 H                         9.00   3/18/2025       604
    2,000   Federal National Mortgage Assn.,
              Series 1999-25 VB                       6.00   4/25/2016     1,884
    1,000   Federal National Mortgage Assn.,
              Series 1999-56 D                        7.00  12/18/2014     1,005

24

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA BALANCED STRATEGY Fund

May 31, 2001

PRINCIPAL                                                                 MARKET
   AMOUNT                                            COUPON                VALUE
    (000)   SECURITY                                  RATE    MATURITY     (000)
--------------------------------------------------------------------------------
 $  1,000   Government National Mortgage Assn.,
              Series 1999-14 VD                       6.00%  3/20/2014  $    962
--------------------------------------------------------------------------------
            Total bonds (cost: $58,653)                                   60,096
--------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENT (6.7%)
   12,449   Federal National Mortgage Assn.
              Discount Note, (cost: $12,449)          4.09   6/01/2001    12,449
--------------------------------------------------------------------------------
            Total investments (cost: $177,591)                          $191,534
================================================================================

NOTES
--------------------------------------------------------------------------------
                    to Portfolio of INVESTMENTS
                    (continued)


USAA BALANCED STRATEGY Fund

May 31, 2001



GENERAL NOTES
--------------------------------------------------------------------------------

               Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

               The percentages shown represent the percentage of the investments to net assets.



SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) At May 31, 2001, the cost of securities purchased on a delayed-delivery basis was $1.0 million.

          (b) At May 31, 2001, portions of these securities were segregated to cover delayed-delivery purchases.

          (c) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees.

          *   Non-income-producing security.




          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA BALANCED STRATEGY Fund

May 31, 2001



ASSETS

   Investments in securities, at market value (identified cost of $177,591)    $ 191,534
   Cash                                                                               46
   Receivables:
      Capital shares sold                                                             96
      Dividends and interest                                                       1,111
                                                                               ---------
         Total assets                                                            192,787
                                                                               ---------


LIABILITIES

   Securities purchased                                                            7,542
   Capital shares redeemed                                                            39
   USAA Investment Management Company                                                116
   USAA Transfer Agency Company                                                       45
   Accounts payable and accrued expenses                                              68
                                                                               ---------
         Total liabilities                                                         7,810
                                                                               ---------
            Net assets applicable to capital shares outstanding                $ 184,977
                                                                               =========

REPRESENTED BY:

   Paid-in capital                                                             $ 162,987
   Accumulated undistributed net investment income                                   893
   Accumulated net realized gain on investments                                    7,154
   Net unrealized appreciation of investments                                     13,943
                                                                               ---------
            Net assets applicable to capital shares outstanding                $ 184,977
                                                                               =========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                12,130
                                                                               =========
   Net asset value, redemption price, and offering price per share             $   15.25
                                                                               =========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA BALANCED STRATEGY Fund

Year ended May 31, 2001



NET INVESTMENT INCOME

   Income:
      Dividends (net of foreign taxes withheld of $3)                  $  1,153
      Interest                                                            4,448
                                                                       --------
         Total income                                                     5,601
                                                                       --------
   Expenses:
      Management fees                                                     1,191
      Transfer agent's fees                                                 482
      Custodian's fees                                                       89
      Postage                                                                88
      Shareholder reporting fees                                             26
      Trustees' fees                                                          5
      Registration fees                                                      27
      Professional fees                                                      32
      Other                                                                   4
                                                                       --------
         Total expenses                                                   1,944
                                                                       --------
            Net investment income                                         3,657
                                                                       --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain                                                   8,293
      Change in net unrealized appreciation/depreciation                    280
                                                                       --------
            Net realized and unrealized gain                              8,573
                                                                       --------
Increase in net assets resulting from operations                       $ 12,230
                                                                       ========


      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA BALANCED STRATEGY Fund

Years ended May 31,

                                                           2001          2000
                                                        -----------------------
FROM OPERATIONS

   Net investment income                                $   3,657     $   2,326
   Net realized gain on investments                         8,293         8,806
   Change in net unrealized appreciation/depreciation
      of investments                                          280          (418)
                                                        -----------------------
      Increase in net assets resulting
         from operations                                   12,230        10,714
                                                        -----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                   (3,411)       (1,959)
                                                        -----------------------
   Net realized gains                                      (7,862)            -
                                                        -----------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                               51,198        69,531
   Reinvested dividends                                    11,109         1,918
   Cost of shares redeemed                                (26,440)      (27,806)
                                                        -----------------------
      Increase in net assets from
         capital share transactions                        35,867        43,643
                                                        -----------------------
Net increase in net assets                                 36,824        52,398

NET ASSETS

   Beginning of period                                    148,153        95,755
                                                        -----------------------
   End of period                                        $ 184,977     $ 148,153
                                                        =======================

Accumulated undistributed net investment income:
   End of period                                        $     893     $     647
                                                        =======================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                              3,485         4,603
   Shares issued for dividends reinvested                     744           127
   Shares redeemed                                         (1,807)       (1,850)
                                                        -----------------------
         Increase in shares outstanding                     2,422         2,880
                                                        =======================


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements



USAA BALANCED STRATEGY Fund

May 31, 2001



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Balanced Strategy Fund (the
          Fund). The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchanges are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA BALANCED STRATEGY Fund

May 31, 2001



              4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              5. Securities that cannot be valued by the methods set forth above and all other assets are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund elected to utilize equalization debits by which a portion of the cost of redemptions, which occurred during the year ended May 31, 2001, reduced accumulated net realized gain. As a result of this permanent difference between book and tax basis

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA BALANCED STRATEGY Fund

May 31, 2001



              accounting, reclassifications were made to the statement of assets
              and   liabilities  to  increase   paid-in   capital  and  decrease
              accumulated net realized gain on investments by $583,000.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

          D. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2)  LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Before January 10, 2001, the Fund had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA BALANCED STRATEGY Fund

May 31, 2001



          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended May 31, 2001.


(3)  DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4)  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2001, were $150,529,000 and $123,919,000, respectively.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA BALANCED STRATEGY Fund

May 31, 2001



          The cost of securities at May 31, 2001, for federal income tax purposes, was $177,783,000. Gross unrealized appreciation and depreciation of investments at May 31, 2001, for tax purposes were $20,515,000 and $6,764,000, respectively.



(5)  TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of its annual average net assets. The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.25% of its annual average net assets through October 1, 2001.

          B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

          C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA BALANCED STRATEGY Fund

May 31, 2001



(6)  TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.



(7)  NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities, a practice the Fund has been following since inception. The guide also requires the Fund to classify as interest income any paydown gains or losses realized on mortgage-backed and asset-backed securities.

          This requirement will not affect the Fund's net asset value but will change the classification of certain amounts in the statement of operations. In addition, the Fund will record an adjustment to decrease the cost of securities and decrease the cost of accumulated net realized gain on investments by $8,000 to reflect the cumulative effect of this change up to the date of adoption of June 1, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA BALANCED STRATEGY Fund

May 31, 2001



(8)  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      Year Ended May 31,
                               -------------------------------------------------------------
                                  2001         2000         1999         1998         1997
                               -------------------------------------------------------------
Net asset value at
   beginning of period         $   15.26    $   14.02    $   13.46    $   12.11    $   10.49
Net investment income                .33          .27          .25          .35          .33
Net realized and
   unrealized gain                   .77         1.22          .74         1.64         1.65
Distributions from net
   investment income                (.32)        (.25)        (.27)        (.35)        (.33)
Distributions of realized
   capital gains                    (.79)           -         (.16)        (.29)        (.03)
                               -------------------------------------------------------------
Net asset value at
   end of period               $   15.25    $   15.26    $   14.02    $   13.46    $   12.11
                               =============================================================
Total return (%) *                  7.37        10.65         7.63        16.82        19.26
Net assets at
   end of period (000)         $ 184,977    $ 148,153    $  95,755    $  70,046    $  34,601
Ratio of expenses to
   average net assets (%)           1.23         1.25         1.25         1.25         1.25
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)                N/A         1.26         1.31         1.31         1.39
Ratio of net investment
   income to average
   net assets (%)                   2.30         1.92         1.88         2.85         3.16
Portfolio turnover (%)             80.60        87.11        63.39        22.18        28.06

* ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS DURING THE PERIOD.

                    TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               LEGAL COUNSEL    Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday 6 a.m. to 10 p.m.
                                Saturday 8:30 a.m. to 5 p.m.
                                Sunday 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL    1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT    For account servicing, exchanges, or
                MUTUAL FUNDS    redemptions
                                1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
           USAA TOUCHLINE(R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS    USAA.COM



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


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